UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒   Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to § 240.14a-12

MICROMUSE INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules l4a-6(i)(l) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Filed by Micromuse Inc. Pursuant to Rule 14a-12

Under the Securities Exchange Act of 1934

Subject Company: Micromuse Inc.

Commission File Number: 000-23783

The following items were provided as indicated below:

(1)	Email from Lloyd A. Carney, Chairman and CEO of Micromuse, provided to Micromuse employees;

(2)	Email from Al Zollar, General Manager of IBM Tivoli Software, provided to Micromuse employees;

(3)	Slides presented to Micromuse employees by Micromuse;

(4)	Slides presented to Micromuse employees by IBM;

(5)	Slides presented to Micromuse employees by IBM;

(6)	Slides presented to Micromuse employees by IBM;

(7)	Joint letter from Lloyd A. Carney, Chairman and CEO of Micromuse, and Al Zollar, General Manager of IBM Tivoli Software to Micromuse customers;

(8)	Joint letter from Arun Oberoi, Executive Vice President, World Wide Sales, of Micromuse, and Wally Casey, Vice-President, World Wide Sales, of IBM Tivoli Software to Micromuse channel partners;

(9)	Joint letter from Arun Oberoi, Executive Vice President, World Wide Sales, of Micromuse, John Sien, Vice President, Strategic Alliances, of Micromuse and Lou Bifano, Vice-President, Business Development, of IBM Tivoli Software to Micromuse alliance partners;

(10)	Slides presented to analyst community by IBM;

(11)	Slides presented to Micromuse customers by Micromuse; and

(12)	Slides presented to Micromuse partners by Micromuse.

The following is the text of an email from Lloyd A. Carney, Chairman and CEO of Micromuse, provided to Micromuse employees:

Team,

Today is an important and very exciting day for Muse.

I’ve attached to this email the press release that announces the definitive agreement for IBM to acquire Micromuse. As I said, an important and exciting day for us; by joining forces, Micromuse and IBM Tivoli will outstrip any other vendor’s capability to deliver comprehensive and innovative management software to our customers worldwide. The growth opportunity for the combined organization is vast.

IBM Tivoli’s enormous reach and leadership in IT service management, combined with our unique capabilities in managing converged networks and services, ensure that as a combined entity we can address a broader range of customer requirements than ever before. Furthermore, our highly complementary products — and our shared emphasis on software excellence — will unquestionably accelerate and ease the integration of our technology and our teams.

Later today we’ll have an opportunity to talk with you about why IBM’s acquisition of Micromuse makes sense, explain how we will fit into IBM’s overall software operations, and give you a deeper glimpse into what lies ahead. We will be holding Town Hall sessions in London, New York, San Francisco, Atlanta, Boston and Perth, and will be introducing you to key executives from IBM in each site. Please see the e-mail that will follow from Karen Gonzales, which provides details about the locations of these local town hall meetings, the dial-in numbers and webex details for those of you who cannot attend in person, and the replay information for the first part of the town hall meetings (hosted by me from London).

Over the next several weeks, we will undertake more detailed operational and integration planning, but for now we are still two separate companies. As you’ll read in the press release, the acquisition is subject to regulatory and shareholder approval; we are targeting the deal to be completed within the first calendar quarter of 2006. Meanwhile, as we continue to conduct “business as usual” across the company, the Muse senior team and our counterparts at IBM will be working very hard and in close cooperation to ensure that the integration process is executed thoughtfully and smoothly on behalf of our customers, partners, and employees.

I look forward to talking with you in a few hours. I will be joined in London by Al Zollar, General Manager of IBM’s Tivoli software division, who will also be reaching out to all of you shortly by e-mail. Please give Al and the rest of the IBM team a very warm welcome when you meet them today.

All the best,

Lloyd

ADDITIONAL INFORMATION ABOUT THE MERGER AND WHERE TO FIND IT

This communication may be deemed to be solicitation material in respect of the proposed acquisition and subsequent merger (the “Merger”) of Micromuse Inc. (the “Company”) by and into a wholly-owned subsidiary of International Business Machines Corp. (“IBM”). In connection with the Merger and required stockholder approval, the Company will file with the SEC a preliminary proxy statement, a definitive proxy statement and other relevant materials that will contain important information about the Merger. Investors and security holders of the Company are urged to read the proxy statements and any other relevant materials filed by the Company because they contain, or will contain, important information about the Company and the Merger. All documents filed by the Company with the SEC, may be obtained for free at the SEC’s website at www.sec.gov. In addition, the documents filed with the SEC by the Company may be obtained free of charge by directing such request to: Ian Halifax, Micromuse Investor Relations, 415-568-9909 or from the Company’s website at www.micromuse.com. Such documents are not currently available.

The Company and its executive officers and directors may be deemed to be participants in the solicitation of proxies from the Company stockholders in favor of the Merger. Information about the executive officers and directors of the Company and their ownership of the Company’s common stock is set forth in the proxy statement for the Company’s 2004 Annual Meeting of Stockholders, which was filed with the SEC on December 21, 2004, and in Item 10 of the Company’s Form 10-K which was filed with the SEC on December 14, 2005. Investors and security holders may obtain more detailed information regarding the direct and indirect interests of the Company and its respective executive officers and directors in the Merger by reading the preliminary and final proxy statements regarding the Merger, which will be filed with the SEC.

The following is the text of an email from Al Zollar, General Manager of IBM Tivoli Software, provided to Micromuse employees:

Dear Muse Team:

I am very excited to tell you that today we announced a definitive agreement for IBM to acquire Micromuse. With that, I’d like to share some thoughts on the enormous opportunity that lies ahead of us.

Micromuse’s expertise and leadership in network management and IBM’s leadership in IT service management is a winning combination that will create unmatched value to our customers.

Upon acquisition close, the Micromuse team will join the IBM Tivoli software organization. This is a team of more than 4,000 IBMers who develop software products that help organizations manage their IT infrastructures more efficiently and effectively — which is key to organizations becoming on demand. My IBM colleagues share your passion for delivering innovative technology that makes a difference in the world. They are committed to our customers and to the successful deployment of our technologies by our customers — and, they are committed to winning in the marketplace.

From a timing standpoint, we anticipate that the acquisition will close in the first calendar quarter of 2006. Once the acquisition is complete, we will work with you, your customers and your business partners to provide a smooth transition. As with other business acquisitions of this nature, this one will require government regulatory approval, the agreement of Micromuse’s shareholders, and the completion of the individual country due legal processes.

IBM and Micromuse are impressive as separate entities, but combined we have the ability to make an even greater difference for our customers.

Regards,

Al Zollar
General Manager, IBM Tivoli Software

ADDITIONAL INFORMATION ABOUT THE MERGER AND WHERE TO FIND IT

This communication may be deemed to be solicitation material in respect of the proposed acquisition and subsequent merger (the “Merger”) of a wholly-owned merger subsidiary of International Business Machines Corp. (“IBM”) with and into Micromuse Inc. (the “company”). In connection with the Merger and required stockholder approval, the Company will file with the SEC a preliminary proxy statement, a definitive proxy statement and other relevant materials that will contain important information about the Merger. Investors and security holders of the Company are urged to read the proxy statements and any other relevant materials filed by the Company because they contain, or will contain, important information about the Company and the Merger. All documents filed by the Company with the SEC, may be obtained for free at the SEC’s website at www.sec.gov. In addition, the documents filed with the SEC by the Company may be obtained free of charge by directing such request to: Ian Halifax, Micromuse Investor Relations, 415-568-9909 or from the Company’s website at www.micromuse.com. Such documents are not currently available.

The Company and its executive officers and directors may be deemed to be participants in the solicitation of proxies from the Company stockholders in favor of the Merger. Information about the executive officers and directors of the Company and their ownership of the Company’s common stock is set forth in the proxy statement for the Company’s 2004 Annual Meeting of Stockholders, which was filed with the SEC on December 21, 2004, and in Item 10 of the Company’s Form 10-K which was filed with the SEC on December 14, 2005. Investors and security holders may obtain more detailed information regarding the direct and indirect interests of the Company and its respective executive officers and directors in the Merger by reading the preliminary and final proxy statements regarding the Merger, which will be filed with the SEC.

The following are slides that were presented to Micromuse employees by Micromuse:

Copyright © 2005 Micromuse Inc. All rights reserved. MICROMUSE EMPLOYEE PRESENTATION <NAME> <TITLE> December 21, 2005 MICROMUSE CONFIDENTIAL: DO NOT DISTRIBUTE

2 Copyright © 2005 Micromuse Inc. All rights reserved.
Additional Information About the Merger
and Where to Find It
This communication may be deemed to be solicitation material in respect of the proposed acquisition and subsequent merger (the “Merger”) of
Micromuse Inc. (the “Company”) by and into a wholly-owned subsidiary of
International Business Machines Corp. (“IBM”).
In connection with the Merger and required stockholder approval, the
Company will file with the SEC a preliminary proxy statement, a definitive proxy statement and other relevant materials that will contain important information about the Merger. Investors and security holders of the
Company are urged to read the proxy statements and any other relevant materials filed by the Company because they contain, or will contain, important information about the Company and the Merger.
All documents filed by the Company with the SEC, may be obtained for free at the SEC’s website at www.sec.gov. In addition, the documents filed with the SEC by the Company may be obtained free of charge by directing such request to: Ian Halifax, Micromuse Investor Relations, 415-568-9909 or from the Company’s website at www.micromuse.com. Such documents are not currently available.

3 Copyright © 2005 Micromuse Inc. All rights reserved.
The Company and its executive officers and directors may be deemed to be participants in the solicitation of proxies from the Company stockholders in favor of the Merger.
Information about the executive officers and directors of the Company and their ownership of the Company’s common stock is set forth in the proxy statement for the Company’s 2004 Annual Meeting of Stockholders,
which was filed with the SEC on December 21, 2004, and in Item 10 of the
Company's Form 10-K which was filed with the SEC on December 14,
2005.
Investors and security holders may obtain more detailed information regarding the direct and indirect interests of the Company and its respective executive officers and directors in the Merger by reading the preliminary and final proxy statements regarding the Merger, which will be filed with the SEC.
Additional Information About the Merger
and Where to Find It

4 Copyright © 2005 Micromuse Inc. All rights reserved. Welcome to Our Guests From IBM [Name of speaker to be determined.]

5 Copyright © 2005 Micromuse Inc. All rights reserved.
Discussion Outline
>
Why is IBM acquiring Micromuse?
>
Tell me more about IBM Tivoli…
>
Why will this acquisition be successful?
>
Is this a “done deal?”
>
What does it mean for me and my job?
>
What does it mean for Micromuse customers, partners, sales, and SEs?
>
What does it mean for our products?
>
What happens next?
MICROMUSE CONFIDENTIAL: DO NOT DISTRIBUTE

6 Copyright © 2005 Micromuse Inc. All rights reserved.
Why is IBM Acquiring Micromuse?
From IBM’s perspective…
>
We have great
technology that strongly complements IBM Tivoli’s
existing portfolio
>
We have a great
customer base that will aid IBM Software’s and IBM
Tivoli’s ability to reach attractive markets – especially service providers
>
We have great
people who will bring deep market, industry, and
technology expertise into IBM Tivoli
From our perspective, this acquisition…
>
Maximizes value for our shareholders
>
Protects and extends the investments of our customers
>
Expands business and revenue opportunities for our partners
>
Maximizes job continuity and career opportunity for our employees
MICROMUSE CONFIDENTIAL: DO NOT DISTRIBUTE

7 Copyright © 2005 Micromuse Inc. All rights reserved.
Tell Me a Bit More About IBM Tivoli…
>
Tivoli business operations headquartered in Austin, Texas; ~3,250 employees worldwide (augmented by 1,200+ IBM salespeople worldwide)
>
Part of IBM’s Software Group; ~40,000 employees worldwide
>
Focus on systems, storage, and security management software to deliver comprehensive “IT Service Management (ITSM)”
>
Market share leader in Enterprise Systems Management for four years in a row (Gartner, June 2005)
>
22,000 Tivoli software customers worldwide
>
Many customers in common with Micromuse (especially in financial services)
THE BOTTOM LINE:  “Of the Big Four vendors in 2005 [HP, BMC, CA, and
IBM Tivoli], only Computer Associates and IBM Tivoli will be members of the Big Four in 2008 (0.7 probability).” (Gartner, December 2005)
MICROMUSE CONFIDENTIAL: DO NOT DISTRIBUTE

8 Copyright © 2005 Micromuse Inc. All rights reserved.
Why Will This Acquisition Be Successful?
Shared Vision Accelerated Delivery.  We share a common vision for addressing customers’ key management challenges and requirements;
we can address these faster than other vendors
can
by working together
Complementary Strengths Comprehensive Solutions.  Our highly complementary software and service assets will enable us to deliver more comprehensive solutions
to our customers than any other vendor
Compatible Cultures Unwavering Focus.  Our similar cultures, built on software excellence and customer success, will enable rapid integration, smooth product delivery, and unwavering customer focus
All of the Above Increased Stakeholder Value.  The business
“multipliers” generated by this combination will create incremental value for Micromuse customers, partners, employees, and shareholders
THE BOTTOM LINE:  Culturally and technically, we’re a great fit; this powerful combination is really good news for our customers!
MICROMUSE CONFIDENTIAL: DO NOT DISTRIBUTE

9 Copyright © 2005 Micromuse Inc. All rights reserved.
Is This a “Done Deal?”
>
Today we announced that our two companies have entered into a
“definitive agreement” for IBM to acquire Micromuse
>
Following this announcement, we enter a period of several weeks during which our two companies will be working hard to complete or “close” the acquisition
>
As with all acquisitions of public companies, this one is subject to both shareholder and regulatory approval
>
We are targeting this acquisition to close within 60 to 90 days, after which time Micromuse will become an operational unit within the IBM
Tivoli software unit
THE BOTTOM LINE:  The acquisition is targeted to close within the first calendar quarter of 2006.
MICROMUSE CONFIDENTIAL: DO NOT DISTRIBUTE

10 Copyright © 2005 Micromuse Inc. All rights reserved.
What Does It Mean For Me and My Job?
>
For the vast majority of you, we expect your job to be secure both during
and
after
this transition
>
Our people are a critical part of the equation for IBM Tivoli, and they have conveyed to us informally a view that headcount may actually need to
increase
within the Tivoli organization to ensure this
acquisition’s ultimate success
>
For those of you whose specific job roles may eventually be
impacted, please keep in mind that IBM is a large organization, in which other attractive career opportunities may be available to you
THE BOTTOM LINE:  Our people are a critical part of the equation for IBM
Tivoli – they want to keep our team and our “can-do” culture intact.
MICROMUSE CONFIDENTIAL: DO NOT DISTRIBUTE

11 Copyright © 2005 Micromuse Inc. All rights reserved.
What Does It Mean For Me and My Job?
>
Until the acquisition closes, it is “business as usual” at Micromuse;
please
focus on normal business operations and help the field close Q1
>
Meanwhile, during the weeks leading up to the acquisition, the
Micromuse leadership team will conduct transition and integration planning with our counterparts at IBM Tivoli
>
Upon acquisition close, the Micromuse team becomes an operational unit with IBM Tivoli, reporting into Lloyd Carney
> Arun Oberoi will continue to run worldwide sales, technical services, alliances, and AAG (and will also absorb marketing)
> Wing To will continue to run our product delivery operations
> Our five product business units will retain their current structure
> The customer support functions will remain intact
> G&A functions will remain intact or undergo only gradual change
THE BOTTOM LINE:  Our people are a critical part of the equation for IBM
Tivoli – they want to keep our team and our “can-do” culture intact.
MICROMUSE CONFIDENTIAL: DO NOT DISTRIBUTE

12 Copyright © 2005 Micromuse Inc. All rights reserved.
What Does It Mean for Micromuse Customers?
> Our customers’ existing and planned investments in Micromuse software are protected; IBM Tivoli intends to support, sell, and leverage a broad set of capabilities across the suite
> IBM Tivoli intends to honor Micromuse’s current customer contracts, standard end of life (EOL) policies, and pending customer commitments
> Our customers’ account teams will continue to be their primary interface, during and immediately after the close period; gradual integration with IBM Tivoli will broaden “touchpoints” and enhance their customer experience
> Our sales, service, support, and finance functions will continue to operate normally during and immediately after the close period; functional integration will be phased to ensure customer service and support continuity
> Our pricing, licensing, and other online support systems will continue to operate normally during and immediately after the close period; systems integration will be carefully phased to ensure smooth customer migration
THE BOTTOM LINE:  Our customers can continue to rely on Micromuse products, people, services, and support.
MICROMUSE CONFIDENTIAL: DO NOT DISTRIBUTE

13 Copyright © 2005 Micromuse Inc. All rights reserved.
What Does It Mean for Micromuse Channel Partners?
>
Until the acquisition closes, it is “business as usual” at Micromuse; our channel partners should continue to focus on closing Q1 opportunities
>
Our sales, service, support, and finance functions will continue to operate normally during and immediately after the close period
>
Our pricing, licensing, and other online support systems will continue to operate normally during and immediately after the close period
>
IBM is a partner-friendly organization; our partners will be encouraged to continue benefiting from our “high-touch” relationships with them
>
IBM admires our partner programs and structure; they know that leveraging our partner base is key to their success
>
Only ~10% of IBM Tivoli software deployments are handled by IBM
Global Services, leaving plenty of opportunity for motivated partners
THE BOTTOM LINE:  Our channel partners can sustain and expand their revenue opportunities as we undergo this transition.
MICROMUSE CONFIDENTIAL: DO NOT DISTRIBUTE

14 Copyright © 2005 Micromuse Inc. All rights reserved.
What Does It Mean for Micromuse Sales and SEs?
>
Until the acquisition closes, it is “business as usual” at Micromuse; we have a quarter to close out successfully … please stay focused!
>
You should not expect any near-term changes to your OTE; your goal now (as before) is to achieve your defined Q1 and FY06 targets
>
Educate yourself about this announcement and prepare to reach out to your customers and partners, you will have tools to assist you with this
>
As part of IBM Tivoli, many of you will experience unprecedented account access by leveraging IBM’s global account relationships and brand
>
As part of IBM Tivoli you can sell a wider product portfolio, potentially access a higher-level buyer, and benefit from the sales infrastructure of the world’s largest software organization
THE BOTTOM LINE:  Stay focused on the quarter – and learn more about the benefits of this acquisition for you, your customers, and your partners.
MICROMUSE CONFIDENTIAL: DO NOT DISTRIBUTE

15 Copyright © 2005 Micromuse Inc. All rights reserved.
What Does It Mean For Our Products?
>
IBM Tivoli’s interest in our software extends broadly across the suite, including our newly acquired products through the Quallaby and
GuardedNet acquisitions
>
We will protect
and increase the return
on our customers’ investments in
Micromuse software
>
Beyond this, our customers will enjoy “multipliers” in several product areas (see next slide) as we bring our product suites together
>
Craig Farrell, Wing To, and their counterparts at IBM Tivoli are already working on product integration planning and the detailed joint roadmap
>
We will provide more detail about the joint roadmap as soon as we can, to aid customer, prospect, and partner communications
THE BOTTOM LINE:  IBM Tivoli is seeking broad product and sales leverage across the Micromuse suite.
MICROMUSE CONFIDENTIAL: DO NOT DISTRIBUTE

16 Copyright © 2005 Micromuse Inc. All rights reserved.
What Do You Mean By Product “Multipliers?”
Due to our highly complementary product portfolios, our customers and partners will enjoy “multiplier effects” and accelerated product delivery in three key areas:
Business and IT Service Management. Tivoli IBM offers application discovery, business process management (BPEL), and change and configuration management (CCMDB), all critical for IT service management.
Integrated Service Assurance. Tivoli IBM adds provisioning,
configuration management, and storage management to the equation along with fault, performance, and security management.
Network and IP Convergence Management. Tivoli IBM’s application discovery, server and storage management, configuration
management, and provisioning capabilities bring many benefits to providers of converged services.
THE BOTTOM LINE: As one company, we will be able to address a broader range of customer requirements faster than ever before.
MICROMUSE CONFIDENTIAL: DO NOT DISTRIBUTE

17 Copyright © 2005 Micromuse Inc. All rights reserved.
What Happens Next?
>
Between now and the acquisition close, it is “business as usual”
across all functions; a few of you or your colleagues may be involved periodically in integration planning
>
We will be establishing and communicating some basic “rules of engagement” so you understand how and when it is appropriate to spend time with your future colleagues at IBM Tivoli
>
Meanwhile, your managers will be working hard with their IBM Tivoli counterparts to conduct integration planning and ensure a smooth transition experience for our operations and our employees
>
As soon as we leave this meeting, we all
need to focus on supporting
and educating our partners and customers, closing Q1 deals, and conducting normal business operations
>
Please forward any investor
inquiries to Ian Halifax, and any press
inquiries to Nicole Fortenberry
THE BOTTOM LINE:  Did we already mention this?  Business as usual!
MICROMUSE CONFIDENTIAL: DO NOT DISTRIBUTE

18 Copyright © 2005 Micromuse Inc. All rights reserved. Q&A > Please hold questions until after our IBM guests have presented

The following are slides that were presented to Micromuse employees by IBM:

® An Introduction to IBM and Tivoli Software Al Zollar General Manager, Tivoli Software IBM Software Group

© 2005 IBM Corporation
2
ADDITIONAL INFORMATION ABOUT THE MERGER AND WHERE TO FIND IT
This communication may be deemed to be solicitation material in respect of the proposed acquisition and subsequent merger (the “Merger”) of a wholly-owned merger subsidiary of
International Business Machines Corp. (“IBM” ) with and into Micromuse Inc. (the “Company”). In connection with the Merger and required stockholder approval, the Company will file with the SEC a preliminary proxy statement, a definitive proxy statement and other relevant materials that will contain important information about the Merger.  Investors and security holders of the Company are urged to read the proxy statements and any other relevant materials filed by the Company because they contain, or will contain, important information about the Company and the Merger. All documents filed by the Company with the SEC, may be obtained for free at the SEC’s website at www.sec.gov.
In addition, the documents filed with the SEC by the Company may be obtained free of charge by directing such request to: Ian Halifax, Micromuse Investor Relations, 415-568-9909
or from the Company’s website at www.micromuse.com. Such documents are not currently available.
The Company and its executive officers and directors may be deemed to be participants in the solicitation of proxies from the Company stockholders in favor of the Merger.  Information about the executive officers and directors of the Company and their ownership of the Company ’s common stock is set forth in the proxy statement for the Company’ s 2004 Annual Meeting of Stockholders,
which was filed with the SEC on December 21, 2004, and in Item 10 of the Company's Form 10-K
which was filed with the SEC on December 14, 2005. Investors and security holders may obtain more detailed information regarding the direct and indirect interests of the Company and its respective executive officers and directors in the Merger by reading the preliminary and final proxy statements regarding the Merger, which will be filed with the SEC.

© 2005 IBM Corporation
3
Combining the Power of Muse and IBM
IBM and Muse together help clients efficiently and effectively manage IT Services in support of business goals.
Breadth –
Together, Muse and IBM Tivoli deliver comprehensive management of enterprise and communication networks, servers, devices, storage and applications to ensure availability of IT services for enterprise businesses and network service providers
Time to value – The combination of capabilities from Muse and IBM Tivoli accelerates return on investment for business service management with real-time monitoring, diagnosing, predictive capabilities and automated response
Innovation –
With proven technology and extensive customer experience, Muse and IBM can help clients manage their existing network environments while capitalizing on new composite services and next generation networks
Customer focus – Our complementary approach to customer success and our current technology integration enables clients to leverage their current investment and confidently deploy new products from IBM Tivoli and Muse with faster time to value and lower operating costs

© 2005 IBM Corporation
4
The IBM Team
More than 329,000 IBMers contribute to
the success of the company
More than 38,000 contribute to the
success of the Software Group
Dedication to every client’s success.
Innovation that matters – for our company and for the world.
Trust and personal responsibility in all relationships
Americas – 159,000
Asia Pacific – 76,000
Northeast and Southwest Integrated
Operations Teams for Europe, the
Middle East and Africa – 95,000

© 2005 IBM Corporation
5
An on demand business is an enterprise
whose
business processes —
integrated end-to-end
across the
company and with key partners,
suppliers and customers — can
respond
with speed
to any customer demand,
market opportunity or external threat.
IBM’s Strategy –
Help our clients become On Demand Businesses

© 2005 IBM Corporation
6
•
Software –
Largest supplier of infrastructure software –
“Middleware”
•
Systems and Technology –
Industry-leading technology and
systems solutions – Power5, eServers, Total Storage Solutions
•
Global Services –
World’s largest business and technology
services provider – business consulting, implementation
services, hosting and outsourcing
•
Research –
IBM breaks US patent record – Tops list for 12
th
consecutive year in 2004 with 3,248 patents
•
Financing –
World’s leading provider of financing and asset
management services to companies selling or acquiring IT
IBM’s Businesses

© 2005 IBM Corporation
7
Tivoli Software: Our Fit within IBM
IBM Corporation
Global Services
Business Consulting
Services
Strategic
Outsourcing
Integrated
Technology
Services
EMEA North
East
EMEA South
West
Americas
Group (AG)
Asia Pacific
(AP)
Geographies
Systems & Technology Group IBM
pSeries
xSeries
iSeries
zSeries
TotalStorage
Software Group
Info Mgmt
Rational AIM
Lotus Tivoli
Communications
Public
Industrial
Financial
Services
Sectors
Distribution
SMB

© 2005 IBM Corporation
8
IBM and Software Revenue and Profit
$13.2B $15.1B
IBM Software
$36.0B $96.5B
IBM Total
Gross Profit Revenue
IBM Revenue
IBM Gross Profit
Software
Software
Services, HW… Services, HW…
Source:  IBM Earnings Publication, January 18, 2005

var Business

ARC

ANNUAL REPORT CARD

CRN
2003
TOP
25
EXECUTIVES
NO. 1
SAM PALMISANO

© 2005 IBM Corporation
9
IBM Success with Business Partners Results in Significant
Revenue and Recognition as an Industry Leader
“At IBM your success matters. IBM
Business Partners contribute to over 30%
of IBM revenue – more than $32B in 2004!”
Sam Palmisano, IBM CEO and President
ISVs: 100+ Global ISVs, 2,000+ Regional ISVs
SIs: 75+ Global SIs, 2,300+ Regional SIs
Resellers: 2,500+ Value Added Resellers,
1,000+ Software Resellers
IBM eServer ranked
#1 in Midrange Servers for 5
th
year in a row
IBM Tivoli ranked #1 in Enterprise Storage
Management Software for 3
rd
year in a row
IBM TotalStorage ranked #1 in Network
Storage category
Industry recognition
for leadership:
And a thriving Business Partner Ecosystem:
A corporate-wide focus on
Business Partners:

© 2005 IBM Corporation
10
Gather requirements
Model & Simulate
Design
Discover
Construct & Test
Compose
Integrate
People
Processes
Information
Manage services and applications
Manage identity & compliance
Monitor business metrics
Financial transparency
Business/IT alignment
Process control
IBM Software Vision for Service-Oriented Architecture
IT Service Management

© 2005 IBM Corporation
11
IBM Software Group
40,000 employees worldwide
40,000 employees worldwide
43 R&D locations worldwide
43 R&D locations worldwide
25,000 developers
25,000 developers
11,000 sales staff
11,000 sales staff
1,000 marketing staff
1,000 marketing staff
Bagalore
Copenhagen
Rome
Boeblingen
Barcelona
Lexington
Westford
North Reading
Cambridge
Poughkeepsie
Somers
Hawthorne
Boca Raton
Gold Coast
Austin
Rochester
Toronto
Ottawa
Pittsburgh
Bethesda
Raleigh
Atlanta
Research & Development Locations
Yamato
Shanghai
Beijing
Singapore
Lenexa
Portland
Menlo Park
Burlingame
Cupertino
Silicon Valley
Boulder
Denver
Tucson
Paris
Staines
Hursley
Dublin
Dallas
Haifa
Cairo
Perth
Sydney
Krakow

Customer Relationship Management
Enterprise Resource Management
Product Lifecycle Mangement
Procurement
Value Chain Management
ARIBA
SAP
DASSAULT SYSTEMES
i2
LAWSON
Retek
real
MatrixOne
PeopleSoft
SIEBEL
MAPICS
E2OPEN
sas
QAD
edocs

© 2005 IBM Corporation
12
On Demand Middleware Platform
Linux Unix Windows OS/400 z/OS
Servers Storage
Processes
Systems
Environment
WebSphere
Tivoli Rational
Lotus
Applications
Middleware
Environment
Information
Management

© 2005 IBM Corporation
13
IBM Tivoli Delivering IT Service Management Value
IT Operational
Management Products
IT Service
Management Platform
IT Process
Management  Products
IBM IT Service Management
Best Practices
Change and Configuration
Management Database
Server, Device
and Network
Management
Storage
Management
Security
Management
Business
Application
Management
Service
Delivery
& Support
Service
Deployment
Information
Management
Business
Resilience
IT CRM &
Business
Management
• Provide business service visualization and assurance
• Simplify the management of complex networks and reduce operations costs
• Extend IT process management capability to the network
• Improve the effectiveness of security operations and information risk management
• Scale for carrier-grade performance management
Muse brings leading management capabilities, which:

© 2005 IBM Corporation
14
The Tivoli Executive Management Team
General Manager
Development
Kristof Kloeckner
Alan Ganek
CTO
Nancy Pearson
Marketing
Lou Bifano
Business Dev’t
Sean Fanning
CFO
Dan Law
HR
George Kotlarz
Division Counsel
Bob Madey
Market Mgmt
Wally Casey
Sales
Al Zollar
Transition &
Integration
Joao Perez
Bill Kribbs
Services
Chris O’Connor
Development
Development
Hershel Harris

© 2005 IBM Corporation
15
Why This Acquisition is Important to our Clients
• Passion for customer success
• Strong partner ecosystem and strategic alliances
• Talented team of people
• Innovative and proven technology
• Successful track record in end-to-end network management
Our common cultures, built on software excellence and customer delight, will enable us to best deliver on our clients’ current and evolving IT services management needs. Muse brings industry
leading value:

© 2005 IBM Corporation
16
IBM IT Service Management –
Innovation, Execution, Leadership
Delivering Business Impact and Return on Investment
• Breadth of IT Service
Management Solutions
• World-class business partner
infrastructure
• Strength of vision and ability to execute
• Dedication to customer success
• Award-winning products
• Proven leadership
• Strong business partner community

© 2005 IBM Corporation 17

The following are slides that were presented to Micromuse employees by IBM:

® IBM Human Resources Philip Johnson – European HR, Mergers & Acquisitions

© 2005 IBM Corporation
2
ADDITIONAL INFORMATION ABOUT THE MERGER AND WHERE TO FIND IT
This communication may be deemed to be solicitation material in respect of the proposed acquisition and subsequent merger (the “Merger”) of a wholly-owned merger subsidiary of
International Business Machines Corp. (“IBM”) with and into Micromuse Inc. (the “company”). In connection with the Merger and required stockholder approval, the Company will file with the
SEC a preliminary proxy statement, a definitive proxy statement and other relevant materials that will contain important information about the Merger. Investors and security holders of the
Company are urged to read the proxy statements and any other relevant materials filed by the
Company because they contain, or will contain, important information about the Company and the Merger. All documents filed by the Company with the SEC, may be obtained for free at the
SEC’s website at www.sec.gov. In addition, the documents filed with the SEC by the Company may be obtained free of charge by directing such request to: Ian Halifax, Micromuse Investor
Relations, 415-568-9909 or from the Company’s website at www.micromuse.com. Such documents are not currently available.
The Company and its executive officers and directors may be deemed to be participants in the solicitation of proxies from the Company stockholders in favor of the Merger. Information about the executive officers and directors of the Company and their ownership of the Company’s common stock is set forth in the proxy statement for the Company’s 2004 Annual Meeting of
Stockholders, which was filed with the SEC on December 21, 2004, and in Item 10 of the
Company's Form 10-K which was filed with the SEC on December 14, 2005. Investors and security holders may obtain more detailed information regarding the direct and indirect interests of the Company and its respective executive officers and directors in the Merger by reading the preliminary and final proxy statements regarding the Merger, which will be filed with the SEC.

© 2005 IBM Corporation
3
IBM Human Resources – Key Messages
We realise and understand this is an uncertain time for you
We have a successful proven track record at managing
people through change
Working together is key to our success
We value your skills, knowledge and expertise
IBM will manage all aspects of the transition with your
involvement and in full respect of all the different legal,
regulatory and country rules and procedures that apply

© 2005 IBM Corporation
4
Transferring to IBM represents a
major change and you may have
questions
What sort of a company is IBM?
What will happen to my Terms & Conditions?
When is all this going to happen?
What's going to happen to me?
Relaxed /
Trusting
Optimism
Apprehension
Indifference
Employees are our top priority

© 2005 IBM Corporation
5
When will things change?
In the first instance, it’s business as usual – the
integration does not initially change your day to day
roles and responsibilities
Any potential changes will happen towards the middle
of next year
What you experience will be different in timing and
activities to your colleagues in other countries,
particularly the US

© 2005 IBM Corporation
6
How we will help you through the integration
Integration Leaders will work directly with your teams
in each country
An IBM Buddy will help you with:
– Practical country and process ‘how-to’s,
– Understanding who does what in IBM (organisation) and
finding the appropriate contacts
– Acronyms, IBM culture etc
– Discussion forum  - e.g. cultural change management
assessment
We will ensure your involvement in accordance with
the different legal, regulatory and country rules and
procedures that apply

© 2005 IBM Corporation
7
IBM’s Values
Our Values at Work:
–
Dedication to every client’s success
–
Innovation that matters – for our company
and for the world
–
Trust and personal responsibility in all
relationships
Developed by employees worldwide:
– ValuesJam, Summer 2003: More than
22,000 IBMers participated in three-day
online dialogue to define our values
– Information/input shared via an internal Web
site devoted to values; discussion forums
continued
– Result: New shared values that reflect
today’s IBM

100 WORKING MOTHER BEST COMPANIES

training
2004
Top 100 IBM
Takes the Top Spot

NSBE
NSBE 50
IBM ON TOP AGAIN
CAREER ENGINEER
RACISM IN CORPORATE AMERICA:
"CRACKING THE CODE"

© 2005 IBM Corporation
8
IBM named #1 Training
Organization
- Training Magazine
IBM awards and recognition
IBM Named Best in Industry
for Working Mothers.
17 years in top 10.
- Working Mother
Magazine
IBM Germany receives first place prize for
Equal Opportunities for Women and Men
- Ministry of Trade and Commerce of the state of
Baden-Wuerttemberg
IBM Named  #1
Employer – 7
th
Year
in a Row.
- National Society of
Black Engineers
IBM Ireland named Top Corporate Citizen
- Chambers of Commerce of Ireland

© 2005 IBM Corporation
9
Opportunities at IBM
IBM offers unbeatable opportunity for career growth
and personal development in management and non-
management positions
Significant technical recognition program
and dual ladder career progression opportunities
Customer-driven software sales and marketing culture
Unparalleled potential for career development across
multiple IBM businesses

© 2005 IBM Corporation
10
Pay is based on performance
Pay is based on performance
Our Rewards
How IBM does it
Target total cash (base + bonus)
Top rewards for best performers
Intensive market research
Regular reviews
Business results drive investment
Your pay for performance
Competitive base pay
Sales commissions
Consulting incentives
Performance bonus for all other

© 2005 IBM Corporation
11
Our Benefits
IBM Benefits provide a highly competitive
package within the IT industry:
Broad medical, dental & vision
coverage
Employee flexibility / choices
Flexible spending accounts
Vacation & holidays
Employee stock purchase program
Pension Plan
All employees covered by a bonus or
incentive program
Extensive Flexible Work Options
More than 42% of our workforce
are covered by flexible workplace
practices
IBM benefits vary by country and region

© 2005 IBM Corporation
12
You are critical to our combined success
Your knowledge, skills, and expertise are winning in the market
There are strong corporate cultural similarities
– Focus on customers and employees
– Significant business relationships and synergies already in place
– A value placed on business partners and extended ecosystem
We are committed to thoughtfully managing your transition into IBM and we will work together in all aspects of the transition with full respect for the different legal, regulatory, and country rules and procedures that apply

The following are slides that were presented to Micromuse employees by IBM:

® Tivoli Software

© 2005 IBM Corporation
2
ADDITIONAL INFORMATION ABOUT THE MERGER AND WHERE TO FIND IT
This communication may be deemed to be solicitation material in respect of the proposed acquisition and subsequent merger (the “Merger”) of a wholly-owned merger subsidiary of
International Business Machines Corp. (“IBM”) with and into Micromuse Inc. (the “company”). In connection with the Merger and required stockholder approval, the Company will file with the
SEC a preliminary proxy statement, a definitive proxy statement and other relevant materials that will contain important information about the Merger.  Investors and security holders of the
Company are urged to read the proxy statements and any other relevant materials filed by the
Company because they contain, or will contain, important information about the Company and the Merger. All documents filed by the Company with the SEC, may be obtained for free at the
SEC’s website at www.sec.gov. In addition, the documents filed with the SEC by the Company may be obtained free of charge by directing such request to: Ian Halifax, Micromuse Investor
Relations, 415-568-9909 or from the Company’s website at www.micromuse.com. Such documents are not currently available.
The Company and its executive officers and directors may be deemed to be participants in the solicitation of proxies from the Company stockholders in favor of the Merger.  Information about the executive officers and directors of the Company and their ownership of the Company’s common stock is set forth in the proxy statement for the Company’s 2004 Annual Meeting of
Stockholders, which was filed with the SEC on December 21, 2004, and in Item 10 of the
Company's Form 10-K which was filed with the SEC on December 14, 2005. Investors and security holders may obtain more detailed information regarding the direct and indirect interests of the Company and its respective executive officers and directors in the Merger by reading the preliminary and final proxy statements regarding the Merger, which will be filed with the SEC.

© 2005 IBM Corporation
3
The Tivoli Executive Management Team
General Manager
Development
Kristof Kloeckner Alan Ganek
CTO
Nancy Pearson
Marketing
Lou Bifano
Business Dev’t
Sean Fanning
CFO
Dan Law
HR
George Kotlarz
Division Counsel
Bob Madey
Market Mgmt
Wally Casey
Sales
Al Zollar
Transition &
Integration
Joao Perez
Bill Kribbs
Services
Chris O’Connor
Development
Development
Hershel Harris
Cross Brand
& Industry
Don O’Toole
Maarten Koster
S & D Sales
David McQueeney
SWG US Federal

© 2005 IBM Corporation
4
Tivoli Software At-a-Glance
IBM was ranked as share leader for the 4th year in a row in     Gartner's
the 2004 Worldwide Enterprise System Management (ESM)            market share
report, published June 2005.
Portfolio with industry leading solutions in the areas of systems management, storage management and security management
Systems Management Market Opportunity: $24B, 6% CGR*
22,000 Tivoli Systems Management customers
2,000+ business partners
3,200+ Tivoli employees worldwide and 1,200+ geography sales coverage
– Americas: Austin, TX; Raleigh, NC; Los Angeles, CA; San Jose, CA; Tucson, AZ; Toronto, ON
– EMEA: Rome, Italy; Boeblingen, Germany; Hursley, UK; Krakow, Poland
– AP: India, China, Australia
8 strategic acquisitions to boost strengths in key areas in the last 3 years:
– Access360 (Security Mgmt), TrelliSoft (Storage Mgmt), MetaMerge (Meta-Directory),Think
Dynamics (Orchestration and Provisioning), Candle (Availability and Performance Mgmt), Cyanea
(Application Mgmt), Isogon (Software Asset Mgmt), Collation (Application Discovery and
Dependency Mapping) and since 1996, IBM has done 15 acquisitions in these segments including
Tivoli.
*Source:  IBM analysis based on Industry Reports / Market Research, 5/05

varBusiness 2003
ARC
ANNUAL REPORT CARD
WINNER
2005
ARC
ANNUAL REPORT CARD
WINNER
varBusiness 2004
ARC
ANNUAL REPORT CARD
WINNER

CHANNEL
CRN
2003
CHAMPIONS
CHANNEL
CRN
2004
CHAMPIONS
CHANNEL
CRN
2005
CHAMPIONS

© 2005 IBM Corporation
5
Partners recognize Tivoli’s commitment
VARBusiness Annual Report Card Survey
Enterprise Storage Management Software Category
Ranked #1 by Top U.S. Storage Business Partners
2004, 2005: #1 in Product Innovation, Support and Partnership
2004, 2005: Margin of 10 points over nearest competitor
Computer Resellers News Channel Champions
2003 and 2005: Enterprise Storage Management Software Category
2004 and 2005: Enterprise Network Management Software Category
Ranked #1 by Publication Readership

© 2005 IBM Corporation
6
IBM’s Values
Our Values at Work:
–
Dedication to every client’s success
–
Innovation that matters – for our company
and for the world
–
Trust and personal responsibility in all
relationships
Developed by employees worldwide:
– ValuesJam, Summer 2003: More than
22,000 IBMers participated in three-day
online dialogue to define our values
– Information/input shared via an internal Web
site devoted to values; discussion forums
continued
– Result: New shared values that reflect
today’s IBM

© 2005 IBM Corporation
7
IBM named #1 Training
Organization
- Training Magazine
IBM awards and recognition
IBM Named Best in Industry
for Working Mothers.
17 years in top 10.
- Working Mother
Magazine
IBM Germany receives first place prize for
Equal Opportunities for Women and Men
- Ministry of Trade and Commerce of the state of
Baden-Wuerttemberg
IBM Named  #1
Employer – 7
th
Year
in a Row.
- National Society of
Black Engineers
IBM Ireland named Top Corporate Citizen
- Chambers of Commerce of Ireland

© 2005 IBM Corporation
8
Opportunities at IBM
IBM offers unbeatable opportunity for career growth
and personal development in management and non-
management positions.
Significant technical recognition program
and dual ladder career progression opportunities
Customer-driven software sales and marketing culture
Unparalleled potential for career development across
multiple IBM businesses.

© 2005 IBM Corporation
9
Pay is based on performance
Pay is based on performance
Our Rewards
How IBM does it
Target total cash (base + bonus)
Top rewards for best performers
Intensive market research
Regular reviews
Business results drive investment
Your pay for performance
Competitive base pay
Sales commissions
Consulting incentives
Performance bonus for all other

© 2005 IBM Corporation
10
Our Benefits
IBM Benefits provide a highly competitive
package within the IT industry:
Broad medical, dental & vision
coverage
Employee flexibility / choices
Flexible spending accounts
Vacation & holidays
Employee stock purchase program
401(K) Pension Plan – IBM match after
1 year of IBM service
All employees covered by a bonus or
incentive program
Extensive Flexible Work Options
More than 42% of our workforce
are covered by flexible workplace
practices
IBM benefits vary by country and region

© 2005 IBM Corporation
11
You are critical to our combined success
Your knowledge, skills, and expertise are winning in the market
There are strong corporate cultural similarities
– Focus on customers and employees
– Significant business relationships and synergies already in place
– A value placed on business partners and extended ecosystem
We are committed to thoughtfully managing your transition into IBM and we will work together in all aspects of the transition with full respect for the different legal, regulatory, and country rules and procedures that apply

The following is the text of a joint letter from Lloyd A. Carney, Chairman and CEO of Micromuse, and Al Zollar, General Manager of IBM Tivoli Software to Micromuse customers:

Dear Micromuse Customer,

We are very pleased to inform you that IBM and Micromuse have entered into a definitive agreement for IBM to acquire Micromuse. This is an exciting development that builds upon the strong, existing partnership between our two companies. Upon acquisition close, Micromuse’s products will be supported and sold as part of the IBM Tivoli software unit, and the Micromuse team will move across as a unified organization reporting into Tivoli through Lloyd Carney.

The Micromuse and IBM Tivoli product portfolios are strongly complementary, as demonstrated by the many joint customers we successfully serve today. Our teams share a common vision for delivering business and IT service management, network and IP convergence management, and integrated service assurance solutions to our customers worldwide. By joining forces, we can accelerate the innovation, integration, and expansion of our solutions to address a broader set of your requirements than ever before.

As a customer of IBM, you will benefit from the vast customer service and support resources available through the world’s largest and most successful software organization (Software Magazine, “The Software 500,” October 2004). Your existing relationships with Micromuse sales, support, and partner personnel will be further enriched by IBM’s global account relationships, world-class technical support infrastructure, and other value-added services for customers.

Between now and the acquisition close, of course, it is “business as usual” at Micromuse. As we continue to conduct normal business operations, we will also be working very hard and coordinating closely across our two organizations to ensure a smooth migration experience for all Micromuse customers.

We encourage you to learn more about this announcement by viewing the press release at http://www.micromuse.com. The acquisition, which we anticipate will close in the first calendar quarter of 2006, will require government regulatory approval and agreement of Micromuse shareholders and is subject to other customary closing conditions.

We hope you share in our excitement as we embark on this new venture. Thank you for your support and we look forward to continuing our important relationship with you as Micromuse becomes part of the IBM organization.

Sincerely,

Lloyd Carney	Al Zollar
Chairman and CEO	General Manager
Micromuse	IBM Tivoli Software

ADDITIONAL INFORMATION ABOUT THE MERGER AND WHERE TO FIND IT

This communication may be deemed to be solicitation material in respect of the proposed acquisition and subsequent merger (the “Merger”) of Micromuse Inc. (the “Company”) by and into a wholly-owned subsidiary of International Business Machines Corp. (“IBM”). In connection with the Merger and required stockholder approval, the Company will file with the SEC a preliminary proxy statement, a definitive proxy statement and other relevant materials that will contain important information about the Merger. Investors and security holders of the Company are urged to read the proxy statements and any other relevant materials filed by the Company because they contain, or will contain, important information about the Company and the Merger. All documents filed by the Company with the SEC, may be obtained for free at the SEC’s website at www.sec.gov. In addition, the documents filed with the SEC by the Company may be obtained free of charge by directing such request to: Ian Halifax, Micromuse Investor Relations, 415-568-9909 or from the Company’s website at www.micromuse.com. Such documents are not currently available.

The Company and its executive officers and directors may be deemed to be participants in the solicitation of proxies from the Company stockholders in favor of the Merger. Information about the executive officers and directors of the Company and their ownership of the Company’s common stock is set forth in the proxy statement for the Company’s 2004 Annual Meeting of Stockholders, which was filed with the SEC on December 21, 2004, and in Item 10 of the Company’s Form 10-K which was filed with the SEC on December 14, 2005. Investors and security holders may obtain more detailed information regarding the direct and indirect interests of the Company and its respective executive officers and directors in the Merger by reading the preliminary and final proxy statements regarding the Merger, which will be filed with the SEC.

The following is the text of a joint letter from Arun Oberoi, Executive Vice President, World Wide Sales, of Micromuse, and Wally Casey, Vice-President, World Wide Sales, of IBM Tivoli Software to Micromuse channel partners:

Dear Micromuse Partner,

We are very pleased to inform you that IBM and Micromuse have entered into a definitive agreement for IBM to acquire Micromuse. This is an exciting development that builds upon the strong, existing partnership between our two companies. We believe that the pending acquisition creates attractive new business opportunities for you and your organization.

Micromuse’s broad suite of network management and service assurance solutions strongly complements IBM Tivoli’s comprehensive product portfolio. Our companies share a common vision for delivering business and IT service management, network and IP convergence management, and integrated service assurance solutions to our customers worldwide.

As a Micromuse reseller partner, you will have the opportunity to join IBM’s Business Partner program to access a vast array of benefits and resources to Business Partners - including marketing, selling, technical and training/certification resources. I’m sure that many of you already participate in this program.

Between now and the acquisition close, the Micromuse organization will continue to support you and your customers in normal fashion. Your existing reseller contract will remain in force, your account relationships and support infrastructure will remain unchanged, and your Micromuse sales and technical colleagues will provide the support you need in the field. We will be reaching out to your organization over the next several business days, to share more specifics about the acquisition and to discuss your corresponding business goals and requirements.

Meanwhile, you can learn more about the announcement on http://www.micromuse.com. We will also hold an informational conference call for partners only on Friday, December 23rd from 9:00 – 10:00 am ET (6:00 – 7:00 am PT) to provide additional details – conference call details will be distributed shortly in a separate e-mail message from our channel partner team. Micromuse and IBM Tivoli executives will jointly host the call, and a replay will be posted for anyone who cannot attend the live call.

This acquisition, which we are targeting to close in the first calendar quarter of 2006, will require government regulatory approval and agreement of Micromuse shareholders and is subject to other customary closing conditions.

We hope you share in our excitement as we embark on this new venture. Thank you for your support and we look forward to continuing our strong partnership as Micromuse becomes part of the IBM organization.

Sincerely,

Arun Oberoi	Wally Casey
Executive Vice President, WW Sales	Vice-President, WW Sales
Micromuse	IBM Tivoli

ADDITIONAL INFORMATION ABOUT THE MERGER AND WHERE TO FIND IT

This communication may be deemed to be solicitation material in respect of the proposed acquisition and subsequent merger (the “Merger”) of Micromuse Inc. (the “Company”) by and into a wholly-owned subsidiary of International Business Machines Corp. (“IBM”). In connection with the Merger and required stockholder approval, the Company will file with the SEC a preliminary proxy statement, a definitive proxy statement and other relevant materials that will contain important information about the Merger. Investors and security holders of the Company are urged to read the proxy statements and any other relevant materials filed by the Company because they contain, or will contain, important information about the Company and the Merger. All documents filed by the Company with the SEC, may be obtained for free at the SEC’s website at www.sec.gov. In addition, the documents filed with the SEC by the Company may be obtained free of charge by directing such request to: Ian Halifax, Micromuse Investor Relations, 415-568-9909 or from the Company’s website at www.micromuse.com. Such documents are not currently available.

The Company and its executive officers and directors may be deemed to be participants in the solicitation of proxies from the Company stockholders in favor of the Merger. Information about the executive officers and directors of the Company and their ownership of the Company’s common stock is set forth in the proxy statement for the Company’s 2004 Annual Meeting of Stockholders, which was filed with the SEC on December 21, 2004, and in Item 10 of the Company’s Form 10-K which was filed with the SEC on December 14, 2005. Investors and security holders may obtain more detailed information regarding the direct and indirect interests of the Company and its respective executive officers and directors in the Merger by reading the preliminary and final proxy statements regarding the Merger, which will be filed with the SEC.

The following is the text of a joint letter from Arun Oberoi, Executive Vice President, World Wide Sales, of Micromuse, John Sien, Vice President, Strategic Alliances, of Micromuse and Lou Bifano, Vice-President, Business Development, of IBM Tivoli Software to Micromuse alliance partners:

Dear Micromuse Alliance Partner,

We are very pleased to inform you that IBM and Micromuse have entered into a definitive agreement for IBM to acquire Micromuse. This is an exciting development that builds upon the strong, existing relationship between our two companies. We believe that the pending acquisition creates attractive new opportunities for you and your organization.

Micromuse’s broad suite of network management and service assurance solutions strongly complements IBM Tivoli’s comprehensive product portfolio. Our companies share a common vision for delivering business and IT service management, network and IP convergence management, and integrated service assurance solutions to our customers worldwide. Working as a single organization after closing, we expect to greatly expand and accelerate our delivery of these solutions.

As a Micromuse alliance partner, you will have the opportunity to join IBM’s Business Partner programs to access the significant array of benefits through IBM. I’m sure that many of you already currently participate in some of these.

Between now and acquisition close, the Micromuse organization will continue to support and work with you closely. Our relationship with you remains intact, your commercial and technical support team at Micromuse remains unchanged, and our customers will continue to receive world-class service and support from us. We will be reaching out to your organization over the next few business days, to share more specifics about the acquisition, integration planning, and to discuss your corresponding business goals and requirements.

Meanwhile, you can learn more about the announcement on http://www.micromuse.com. This acquisition, which we are targeting to close in the first calendar quarter of 2006, will require government regulatory approval and agreement of Micromuse shareholders and is subject to other customary closing conditions. Until then, the companies will of course continue to operate as separate entities.

We hope you share in our excitement as we embark on this new venture. Thank you for your support and we look forward to continuing our strong alliance with you as Micromuse becomes part of the IBM organization.

Sincerely,

Arun Oberoi	Lou Bifano
Executive Vice President, Worldwide Sales	Vice-President, Business Development
Micromuse	IBM Tivoli

John Sien
Vice President, Strategic Alliances
Micromuse

ADDITIONAL INFORMATION ABOUT THE MERGER AND WHERE TO FIND IT

This communication may be deemed to be solicitation material in respect of the proposed acquisition and subsequent merger (the “Merger”) of Micromuse Inc. (the “Company”) by and into a wholly-owned subsidiary of International Business Machines Corp. (“IBM”). In connection with the Merger and required stockholder approval, the Company will file with the SEC a preliminary proxy statement, a definitive proxy statement and other relevant materials that will contain important information about the Merger. Investors and security holders of the Company are urged to read the proxy statements and any other relevant materials filed by the Company because they contain, or will contain, important information about the Company and the Merger. All documents filed by the Company with the SEC, may be obtained for free at the SEC’s website at www.sec.gov. In addition, the documents filed with the SEC by the Company may be obtained free of charge by directing such request to: Ian Halifax, Micromuse Investor Relations, 415-568-9909 or from the Company’s website at www.micromuse.com. Such documents are not currently available.

The Company and its executive officers and directors may be deemed to be participants in the solicitation of proxies from the Company stockholders in favor of the Merger. Information about the executive officers and directors of the Company and their ownership of the Company’s common stock is set forth in the proxy statement for the Company’s 2004 Annual Meeting of Stockholders, which was filed with the SEC on December 21, 2004, and in Item 10 of the Company’s Form 10-K which was filed with the SEC on December 14, 2005. Investors and security holders may obtain more detailed information regarding the direct and indirect interests of the Company and its respective executive officers and directors in the Merger by reading the preliminary and final proxy statements regarding the Merger, which will be filed with the SEC.

The following are slides that were presented to analyst community by IBM:

© 2005 IBM Corporation IBM Corporation IBM Confidential December 21, 2005 IBM Acquisition Announcement IBM IT Service Management Integrates Leadership Network Management Capabilities

IBM Corporation
© 2005 IBM Corporation 2
IBM Confidential
Announcing: IBM is acquiring Micromuse
Founded in 1989
Over 650 employees worldwide
Headquartered in San Francisco, CA
24 offices worldwide
Extensive product portfolio under flagship Netcool
®
brand
More than 1,800 customers sold worldwide
Customer base includes 14 of the top 20 companies in the Fortune 500 and the 20 largest telecommunications carriers worldwide
Worldwide direct sales and partner ecosystem with deep network management experience
• Acquisition is subject to customary regulatory and shareholder approval and is expected to close in the first calendar quarter of 2006
• Until the acquisition closes, IBM and Micromuse will continue to conduct business as separate companies

[redacted]

✓ [redacted]

✓ [redacted]

✓ [redacted]

✓ [redacted]

ON DEMAND BUSINESS™

IBM Corporation
© 2005 IBM Corporation 3
IBM Confidential
Combining the power of Micromuse and IBM
IBM and Micromuse together help clients efficiently and effectively manage IT Services in support of business goals.
Time to value – The combination of capabilities from Micromuse and IBM Tivoli accelerates return on investment for business service management with real-time monitoring, diagnosing, predictive capabilities and automated response
Breadth – Together, Micromuse and IBM Tivoli deliver comprehensive management of enterprise and communication networks, servers, devices, storage and applications to ensure availability of IT services for enterprise businesses and network service providers
Innovation – With proven technology, standards leadership and extensive customer experience, Micromuse and IBM can help clients manage their existing network environments while capitalizing on new composite services and next generation networks
Customer focus – Our complementary approach to customer success and our technology integration, enables clients to leverage current investments and confidently deploy products from IBM Tivoli and Micromuse with faster time to value and lower operating costs

IBM Corporation
© 2005 IBM Corporation 4
IBM Confidential
Change: Industry consolidation, network
transformation, IP convergence
Compliance: Regulations, security, audit
capabilities
Complexity: Heterogeneous infrastructures,
IT silos, time to market with composite
services and applications
Cost: Management and administration,
especially across silos of redundant
infrastructure
Market challenges
When we asked CEO’s to rate their
organization’s ability to respond to
continuously changing business
conditions,
only 13% believed
that
their organization could be rated as
‘very responsive.’
-“Your Turn – The Global CEO Study 2004”
IBM Corporation 456 CEOs surveyed worldwide

Assemble
Deploy
Model
Manage
Governance &
Best Practices

ON DEMAND BUSINESS™

IBM Corporation
© 2005 IBM Corporation 5
IBM Confidential
Gather requirements
Model & Simulate
Design
Discover
Construct & Test
Compose
Integrate
People
Processes
Information
Manage services and applications
Manage identity & compliance
Monitor business metrics
Financial transparency
Business/IT alignment
Process control
Addressing the challenges – the SOA Lifecycle
IT Service Management

IBM Corporation
© 2005 IBM Corporation 6
IBM Confidential
How Micromuse supports IT Service Management
IT Operational
Management Products
IT Service
Management Platform
IT Process
Management  Products
IBM IT Service Management
Best Practices
Change and Configuration
Management Database
Server, Device
and Network
Management
Storage
Management
Security
Management
Business
Application
Management
Service
Delivery
& Support
Service
Deployment
Information
Management
Business
Resilience
IT CRM &
Business
Management
• Provide business service visualization and assurance
• Simplify the management of complex networks and reduce operations costs
• Extend IT process management capability to the network
• Improve the effectiveness of security operations and security event management
• Provide carrier-grade performance management
Micromuse brings leading management capabilities, which:

IBM Corporation
© 2005 IBM Corporation 7
IBM Confidential
Micromuse and IBM Tivoli – Accelerate time to value
By providing comprehensive network management capabilities and integrating today with key IBM Tivoli operational management products
IT Operational
Management Products
IT Service
Management Platform
IT Process
Management Products
IBM IT Service Management
Best Practices
• Delivers carrier-class performance management on
networks including historical performance data and
detailed reporting
• Extends event correlation and root cause analysis to
layers 1-3 and integrates with Tivoli Enterprise
Console and NetView
• Enables next generation network management such
as VoIP and IP Multimedia Sub-system (IMS) and
other emerging IP-based services
• Strengthens security event management and
compliance

IBM Corporation
© 2005 IBM Corporation 8
IBM Confidential
Micromuse and IBM Tivoli – Extend breadth and depth
IT Operational
Management Products
IT Service
Management Platform
IT Process
Management Products
IBM IT Service Management
Best Practices
• Provides visibility and discovery of all layers of network infrastructure, including components, dependencies
and changes
• Integrates network related configuration items with IBM
Tivoli CCMDB federated data structure
• Deep discovery of layers 1-3 integrates today with
Tivoli Application Dependency Discovery (formerly
Confignia) resource mapping so Micromuse-managed
resources are included in end-to-end resource mapping
By building enterprise class, highly scalable software solutions to meet the demands of the industry’s most complex IT infrastructures.

IBM Corporation
© 2005 IBM Corporation 9
IBM Confidential
Micromuse and IBM Tivoli – Speed innovation
IT Operational
Management Products
IT Service
Management Platform
IT Process
Management Products
IBM IT Service Management
Best Practices
• Extends Tivoli IT process managers with real-time,
end-to-end network information
• Expands availability and change management
process workflows to the network infrastructure
• Provides network fault and performance
intelligence for provisioning and delivering
business services
• Simplifies the management of large networks by
automating and integrating service processes
By extending IT process management capability to the network

IBM Corporation
© 2005 IBM Corporation 10
IBM Confidential
Micromuse and IBM Tivoli – Magnify customer focus
IT Operational
Management Products
IT Service
Management Platform
IT Process
Management Products
IBM IT Service Management
Best Practices
• Drives leadership in networking standards
• Provides extensive customer experience in enterprise
businesses, telecommunications and government
verticals
• Ensures strategic alignment with ITIL and CoBIT
• Extends self-managing Autonomic capability to the
network
With technology, solution and process design and implementation expertise

IBM Corporation
© 2005 IBM Corporation 11
IBM Confidential
Why we chose Micromuse
• Successful track record
• Innovative and proven technology
• Strong partner ecosystem and strategic alliances
• Talented team of people
• Acquisition is subject to customary regulatory approval and is expected to close in the first calendar quarter of 2006
• Until the acquisition closes, IBM and Micromuse will continue to conduct business as separate companies
Micromuse’s business approach, expertise and technology are highly complementary with IBM. This acquisition reflects the value of
Micromuse’s:

IBM Corporation
© 2005 IBM Corporation 12
IBM Confidential
Successful track record and proven technology
Customers include top enterprises in banking,
retail, government and telecommunications
Award-winning products in network
management, business and service assurance
Recognized by analyst community for network
management leadership
Thought leadership in management standards
and emerging IP-based services
Proven leadership in network service solutions
for the Telecommunications industry
Successful track record
‘Manager of managers’ solution for carrier-grade
real-time business and service assurance
Dynamic service modeling and event enrichment
provide prioritization, business meaning and impact
Real-time active dashboards and historical reporting
provide views for executives and operations staff
Industry’s broadest network monitoring coverage for
heterogeneous infrastructures, including Linux
Leader in assuring value-added services and next
generation network management
Innovative and proven technology

IBM Corporation
© 2005 IBM Corporation 13
IBM Confidential
Strong partner ecosystem and talented team
Trusted relationships with highly motivated,
loyal and experienced business partners
Alliance program gives partners the credibility
to help assure customer success
Strong relationships with Global and Regional
System Integrators
Strategic indirect channel agreements with key
networking providers
Technology and solution integration expertise
for emerging IP-based network transformation
Company culture is “do whatever it takes” to
ensure satisfaction for customers and partners
World class management with significant
experience
Engineering team with a proven track record in
building enterprise class software solutions
Strong customer facing team with deep domain
expertise and experience
Business Partner team dedicated to fostering key
relationships worldwide, across multiple industries
Strong partner ecosystem and
strategic alliances
Talented team of people with
passion for customer success

IBM Corporation
© 2005 IBM Corporation 14
IBM Confidential
Passion for customer success spans industry verticals
Enterprise
14 of the top 20 companies in
the Fortune 500
Government
Mission-critical communications
services government agencies
Telecommunications
Relationships with the 20
largest telcos worldwide
• Micromuse customers cite 98%+ overall satisfaction*
• Maintenance renewal rates routinely exceed 90%, indicating clear value for customers
• Customer services include 24x7 support, educational services, advanced architectural design, and project management
* based on results of 2005 Micromuse Users Conference
surveys

Tivoli

MICROMUSE™ NETCOOL® SOLUTIONS

ON DEMAND BUSINESS™

IBM Corporation
© 2005 IBM Corporation 15
IBM Confidential
IBM IT Service Management –
Innovation, Execution, Leadership
Delivering Business Impact and Return on Investment
• Breadth of IT Service Management
Solutions
• World-class business partner
infrastructure
• Strength of vision and ability to execute
• Dedication to customer success
• Award-winning products
• Proven leadership
• Strong business partner community

IBM Corporation
© 2005 IBM Corporation 16
IBM Confidential
Micromuse Analyst Relations Contact
Analyst Relations Contacts:
Patty Rowell, Manager, Analyst Relations, IBM Tivoli Software,
prowell@us.ibm.com ,
512.286.3249
Don Neely, Manager, Analyst Relations, IBM Tivoli Software,
neely@us.ibm.com ,
512.507.5023
Nicole Fortenberry, Public Relations, Micromuse (US), 917.602.9834
Sonia Ramanah, Public Relations, Micromuse (ROW),
+44.7887.640.335
IBM IT Analyst Relations
North America: 1-888-IBM-1001 -- analyst@us.ibm.com
Europe: 00 44 208 818 4705 -- analyst-relations@uk.ibm.com
IBM IT Analyst Relations site:  http://www.ibm.com/itanalyst

IBM Corporation
© 2005 IBM Corporation 17
IBM Confidential
ADDITIONAL INFORMATION ABOUT THE MERGER AND WHERE TO FIND IT
This communication may be deemed to be solicitation material in respect of the proposed acquisition and subsequent merger (the “Merger”) of a wholly-owned merger subsidiary of
International Business Machines Corp. (“IBM” ) with and into Micromuse Inc. (the “company”).
In connection with the Merger and required stockholder approval, the Company will file with the SEC a preliminary proxy statement, a definitive proxy statement and other relevant materials that will contain important information about the Merger.  Investors and security holders of the Company are urged to read the proxy statements and any other relevant materials filed by the Company because they contain, or will contain, important information about the Company and the Merger. All documents filed by the Company with the SEC, may be obtained for free at the SEC’ s website at www.sec.gov. In addition, the documents filed with the SEC by the Company may be obtained free of charge by directing such request to:
Ian Halifax, Micromuse Investor Relations, 415-568-9909 or from the Company’s website at
www.micromuse.com. Such documents are not currently available.
The Company and its executive officers and directors may be deemed to be participants in the solicitation of proxies from the Company stockholders in favor of the Merger.  Information about the executive officers and directors of the Company and their ownership of the
Company’s common stock is set forth in the proxy statement for the Company ’s 2004 Annual
Meeting of Stockholders, which was filed with the SEC on December 21, 2004, and in Item 10 of the Company's Form 10-K which was filed with the SEC on December 14, 2005. Investors and security holders may obtain more detailed information regarding the direct and indirect interests of the Company and its respective executive officers and directors in the Merger by reading the preliminary and final proxy statements regarding the Merger, which will be filed with the SEC.

IBM Corporation © 2005 IBM Corporation 18 IBM Confidential

The following are slides that were presented to Micromuse customers by Micromuse:

Copyright © 2005 Micromuse Inc. All rights reserved. <CUSTOMER / PROSPECT PRESENTATION> <SUBTITLE> <NAME> <TITLE> <DATE>

2 Copyright © 2005 Micromuse Inc. All rights reserved.
Additional Information About the Merger and
Where to Find It
> This communication may be deemed to be solicitation material in respect of the proposed acquisition and subsequent merger (the “Merger”) of a wholly-owned merger subsidiary of International Business Machines Corp. (“IBM”) with and into Micromuse
Inc. (the “Company”). In connection with the Merger and required stockholder approval, the Company will file with the SEC a preliminary proxy statement, a definitive proxy statement and other relevant materials that will contain important information about the
Merger. Investors and security holders of the Company are urged to read the proxy statements and any other relevant materials filed by the Company because they contain, or will contain, important information about the Company and the Merger. All documents filed by the Company with the SEC, may be obtained for free at the SEC’s website at www.sec.gov. In addition, the documents filed with the SEC by the Company may be obtained free of charge by directing such request to: Ian Halifax, Micromuse
Investor Relations, 415-568-9909 or from the Company’s website at
www.micromuse.com. Such documents are not currently available.
> The Company and its executive officers and directors may be deemed to be participants in the solicitation of proxies from the Company stockholders in favor of the Merger.
Information about the executive officers and directors of the Company and their ownership of the Company’s common stock is set forth in the proxy statement for the
Company’s 2004 Annual Meeting of Stockholders, which was filed with the SEC on
December 21, 2004, and in Item 10 of the Company's Form 10-K which was filed with the
SEC on December 14, 2005. Investors and security holders may obtain more detailed information regarding the direct and indirect interests of the Company and its respective executive officers and directors in the Merger by reading the preliminary and final proxy statements regarding the Merger, which will be filed with the SEC.

3 Copyright © 2005 Micromuse Inc. All rights reserved.
Discussion Outline
>
Micromuse and IBM Tivoli are joining forces
>
What it means for your existing investment
>
Where you will see additional product benefits or “multipliers”
>
Why this acquisition is a “win” for you

4 Copyright © 2005 Micromuse Inc. All rights reserved.
Micromuse and IBM Tivoli Are Joining Forces
> Headquartered in Austin, Texas; ~3,250
employees worldwide
> Part of IBM’s Software Group; ~40,000
employees worldwide
> Focus on systems, storage, and security
management software to deliver
comprehensive IT Service Management
(ITSM)
> Market share leader in Enterprise Systems
Management for four years in a row
(Gartner, June 2005)
> 22,000 Tivoli software customers
worldwide
> Many customers in common with
Micromuse (especially in financial
services)
“Of the Big Four vendors in 2005 [HP, BMC, CA, and IBM Tivoli], only
Computer Associates and IBM Tivoli will be members of the Big Four in
2008 (0.7 probability).” (Gartner, December 2005)
> Headquartered in San Francisco, CA;
~650 employees worldwide
> 24 offices worldwide
> Extensive product portfolio under
flagship Netcool® brand
> More than 1,800 customers sold
worldwide
> Customer base includes 14 of the top
20 companies in the Fortune 500 and
the 20 largest telecommunications
carriers worldwide
> Worldwide direct sales and partner
ecosystem with deep network
management experience

- √ ______________________________
- √ ______________________________
- √ ______________________________
- √ ______________________________

5 Copyright © 2005 Micromuse Inc. All rights reserved.
SECTION 1:
What This Means for Your Existing Investment
>
To help you through this process, we want to help you understand and optimize the following:
IBM Tivoli’s plans for Micromuse products. IBM Tivoli intends to support, sell, and leverage a broad set of capabilities across the Netcool suite.
IBM Tivoli’s plans for service and support. As an IBM Tivoli customer, you will have access to a world-class service and support infrastructure.
Expected acquisition timetable. The acquisition is targeted to close within the first calendar quarter of 2006.
Customer migration experience. We are committed to ensuring your success and satisfaction throughout the migration process.

6 Copyright © 2005 Micromuse Inc. All rights reserved.
IBM Tivoli’s Plans for the Netcool Product Suite
>
Your existing
and planned
investments in Micromuse software will
be protected and extended
>
IBM Tivoli intends to support, sell, and leverage a broad set of capabilities across the Netcool suite, expected to include:
> Netcool/OMNIbus
> Netcool/Monitors
> Netcool/Impact
> Netcool/Precision
> Netcool/RAD
> Netcool/Proviso
> Netcool/NeuSecure

7 Copyright © 2005 Micromuse Inc. All rights reserved.
How IBM Defines Our Value-Add to IBM Tivoli
IT Operational
Management Products
IT Service
Management Platform
IT Process
Management  Products
IBM IT Service Management
Best Practices
Change and Configuration
Management Database
Server, Device
and Network
Management
Storage
Management
Security
Management
Business
Application
Management
Service
Delivery
& Support
Service
Deployment
Information
Management
Business
Resilience
IT CRM &
Business
Management
Provide business service visualization and assurance (Netcool/Monitors, Netcool/RAD)
Simplify the management of complex networks and reduce operations costs (OMNIbus, Precision)
Extend IT process management capability to the network (Precision)
Improve the effectiveness of security operations and security event management (NeuSecure)
Provide carrier-grade performance management (Proviso)
Micromuse brings leading management capabilities, which:
SOURCE: IBM, DEC 2005.

8 Copyright © 2005 Micromuse Inc. All rights reserved.
…at the ITSM Operational Management Layer
By providing comprehensive network management capabilities and integrating today with key IBM Tivoli operational management products
IT Operational
Management Products
IT Service
Management Platform
IT Process
Management Products
IBM IT Service
Management
Best Practices
Delivers carrier-class performance management on
networks including historical performance data and
detailed reporting (Proviso)
Extends event correlation and root cause analysis
to layers 1-3 and integrates with Tivoli Enterprise
Console and NetView (OMNIbus, Precision)
Enables next generation network management such
as VoIP and IP Multimedia Sub-system (IMS) and
other emerging IP-based services (NfVOIP, cIPC)
Strengthens security event management and
compliance (NeuSecure)
SOURCE: IBM, DEC 2005.

9 Copyright © 2005 Micromuse Inc. All rights reserved.
…at the ITSM Service Management Layer
IT Operational
Management Products
IT Service
Management Platform
IT Process
Management Products
IBM IT Service
Management
Best Practices
Provides visibility and discovery of all layers of
network infrastructure, including components,
dependencies and changes (OMNIbus, Precision)
Integrates network-related configuration items with
IBM Tivoli change and configuration management
federated data structure (Precision)
Deep discovery of layers 1-3 integrates today with
Tivoli Application Dependency Discovery (formerly
Collation Confignia) resource mapping so
Micromuse-managed resources are included in
end-to-end resource mapping (Precision, RAD)
By building enterprise class, highly scalable software solutions to meet the demands of the industry’s most complex IT infrastructures
SOURCE: IBM, DEC 2005.

10 Copyright © 2005 Micromuse Inc. All rights reserved.
…and at the ITSM Process Management Layer
IT Operational
Management Products
IT Service
Management Platform
IT Process
Management Products
IBM IT Service
Management
Best Practices
Extends process managers with real-time,
end-to-end network information (OMNIbus, Impact)
Expands availability and change management
process workflows to the network infrastructure
(OMNIbus, Impact, Precision)
Provides network fault and performance
intelligence for provisioning and delivering
business services (Precision)
Simplifies the management of large networks by
automating and integrating service processes
(OMNIbus, Impact, RAD)
By extending IT process management capability to the network
SOURCE: IBM, DEC 2005.

11 Copyright © 2005 Micromuse Inc. All rights reserved.
IBM Tivoli’s Plans for our Partners and Service Functions
>
Just as IBM Tivoli intends to leverage our product suite,
they will also look to ensure customer service and support
continuity, by sustaining and investing in:
> Our vast ecosystem of channel resellers, systems integrators, network equipment providers, and technology alliance
partners (ISVs)
> Our Advanced Architecture Group (AAG)
> Our customer service and support functions

12 Copyright © 2005 Micromuse Inc. All rights reserved.
Expected Acquisition Timetable
>
On December 21, 2005, we announced that our two companies
have entered into a “definitive agreement” for IBM to acquire
Micromuse
>
Following this announcement, we enter a period of several
weeks during which our two companies will be working hard
to complete or “close” the acquisition
>
As with all acquisitions of public companies, this one is
subject to both shareholder and regulatory approval
>
We are targeting this acquisition to close within 60 to 90 days, after which time Micromuse will become an operational unit
within the IBM Tivoli software unit

13 Copyright © 2005 Micromuse Inc. All rights reserved.
Your Customer Migration Experience
>
Your Micromuse account team will continue to be your primary interface, both during and immediately after the acquisition close;
gradual integration with IBM Tivoli will broaden “touchpoints”
and enhance your customer experience
>
Our sales, service, support, and finance functions will continue to operate normally during and immediately after the close period;
functional integration will be phased to ensure customer service and support continuity
>
Our pricing, licensing, and other online support systems will continue to operate normally during and immediately after the close period; systems integration will be carefully phased to ensure smooth customer migration
>
IBM Tivoli intends to honor Micromuse’s current customer
contracts, standard end of life (EOL) policies, and pending
customer commitments

14 Copyright © 2005 Micromuse Inc. All rights reserved.
SECTION 2:
Additional Product Benefits or “Multipliers”
>
Due to our highly complementary product portfolios, Micromuse customers and partners will enjoy “multiplier effects” and accelerated product delivery in three key areas:
Business and IT Service Management. Tivoli IBM offers
application discovery, business process management (BPEL), and change and configuration management (CCMDB), all critical for IT service management.
Integrated Service Assurance. Tivoli IBM adds provisioning,
configuration management, and storage management to the
equation along with fault, performance, and security management.
Network and IP Convergence Management. Tivoli IBM’s
application discovery, server and storage management,
configuration management, and provisioning capabilities bring many benefits to providers of converged services.

15 Copyright © 2005 Micromuse Inc. All rights reserved.
The Business Service Management “Multiplier”
• Tivoli Business
Systems
Manager (TBSM)
• Tivoli TBSM
Service Level
Advisor
• Tivoli Application
Dependency
Discovery
(Collation)
• Netcool/
Realtime Active
Dashboards
(RAD)
• Netcool/RAD
Service Model
• Netcool/
Precision
Topology View
>
Our innovative business service management solutions will both support and benefit from Tivoli’s pioneering advances in:
Application discovery (via the Collation acquisition)
Business process mapping (BPEL)
Enterprise network provisioning

16 Copyright © 2005 Micromuse Inc. All rights reserved.
Business and IT Service Infrastructure
The Integrated Service Assurance “Multiplier”
FAULT
MGMT
CONFIG.
MGMT
INTEGRATED SERVICE ASSURANCE
PERF
MGMT
SECURITY
MGMT
STORAGE
MGMT
PROVIS.
MGMT
>
Our integrated service assurance capabilities spanning fault, performance, and security will be supplemented by Tivoli’s offerings in these areas plus:
Provisioning management
Change and configuration management
Storage management

17 Copyright © 2005 Micromuse Inc. All rights reserved.
>
Specifically, our industry-leading Network and IP Convergence
Management solutions will be strengthened by IBM Tivoli’s capabilities in:
Provisioning and configuration
Application management
Storage management
The Network and IP Convergence Management “Multiplier”
IPC
Infrastructure
CUSTOMER
ENVIRONMENT
ACCESS
NETWORK
EDGE
NETWORK
CORE
NETWORK
HEAD-END
Network
Views
Service
Views
Customer
Views
Multi-Play
Next Gen
Services and
Applications
> Broadband Access
> IP Telephony
> IP Centrex
> Unified Messaging
> Online Gaming
> IPTV (BTV)
> VOD
> PVR
> Conferencing
> Music
> Photos
FAULT
MGMT
CONFIG.
MGMT
PERF
MGMT
SECURITY
MGMT
STORAGE
MGMT
PROVIS.
MGMT

18 Copyright © 2005 Micromuse Inc. All rights reserved.
SECTION 3:
Acquisition Success Drivers
>
In summary, several favorable conditions will drive the rapid success of this acquisition:
Shared Vision Accelerated Delivery. We share a common vision for addressing customers’ key management challenges and requirements; we can address these faster than other vendors can by working together
Complementary Strengths Comprehensive Solutions. Our highly
complementary software and service assets will enable us to deliver more comprehensive solutions to our customers than any other vendor
Compatible Cultures Unwavering Focus. Our similar cultures, built on software excellence and customer success, will enable rapid integration, smooth product delivery, and unwavering customer focus
Common Customers Demonstrated Joint Value. Many customers already enjoy the combined benefits of our product portfolios

19 Copyright © 2005 Micromuse Inc. All rights reserved.
Shared Vision Accelerated Delivery
>
Micromuse and IBM Tivoli share a common vision of your future requirements; we can address these faster
by working together
OUR COMMON VISION
IT SERVICE
MANAGEMENT
CONVERGED IP SERVICES AND
INFRASTRUCTURE
Layer 1 - 8
Correlation
FAULT
MGMT
INTEGRATED SERVICE ASSURANCE
LAYER 1-8 DISCOVERY AND THE CMDB
BUSINESS
SERVICE
MANAGEMENT
SERVICE LEVEL /
SERVICE QUALITY
MANAGEMENT
WIRELINE WIRELESS ENTERPRISE
CONFIG
MGMT
PERF
MGMT
SECURITY
MGMT
STORAGE
MGMT

20 Copyright © 2005 Micromuse Inc. All rights reserved.
Complementary Strengths Comprehensive Solutions
>
Our highly complementary software portfolios enable us to deliver you even more comprehensive
solutions by working together
IT SERVICE
MANAGEMENT
CONVERGED IP SERVICES AND
INFRASTRUCTURE
Layer 1 - 8
Correlation
FAULT
MGMT
INTEGRATED SERVICE ASSURANCE
LAYER 1-8 DISCOVERY AND THE CMDB
BUSINESS
SERVICE
MANAGEMENT
SERVICE LEVEL /
SERVICE QUALITY
MANAGEMENT
WIRELINE WIRELESS ENTERPRISE
CONFIG
MGMT
PERF
MGMT
SECURITY
MGMT
STORAGE
MGMT
OUR COMPLEMENTARY PORTFOLIOS
IBM Tivoli has
product offering
Micromuse has
product offering
Both have product
offerings

21 Copyright © 2005 Micromuse Inc. All rights reserved.
Compatible Cultures Unwavering Focus
>
Our common cultures -- built on software excellence and customer delight -- will enable rapid organizational integration, smooth product delivery, and unwavering customer focus
Breadth of IT Service
Management (ITSM) solutions
Strength of vision and ability to
execute
World-class business partner
infrastructure
Dedication to customer success
Award-winning products
Proven market leadership
Strong business partner
community
SOURCE: IBM, DEC 2005.

22 Copyright © 2005 Micromuse Inc. All rights reserved.
Common Customers, Enjoying Combined Benefits Now
>
Micromuse and IBM Tivoli already share many common customers who have paved the way for you by optimizing across our complementary product portfolios, including:
Allianz Bank
Citigroup
Delta Technologies
Dresdner Bank
JP Morgan Chase
Rabobank
Renault Group
Sparkassen Informatik

23 Copyright © 2005 Micromuse Inc. All rights reserved. THANK YOU

The following are slides that were presented to Micromuse partners by Micromuse:

Copyright © 2005 Micromuse Inc. All rights reserved. <PARTNER PRESENTATION> <SUBTITLE> <NAME> <TITLE> <DATE>

2 Copyright © 2005 Micromuse Inc. All rights reserved.
Additional Information About the Merger and
Where to Find It
> This communication may be deemed to be solicitation material in respect of the proposed acquisition and subsequent merger (the “Merger”) of a wholly-owned merger subsidiary of International Business Machines Corp. (“IBM”) with and into Micromuse
Inc. (the “Company”). In connection with the Merger and required stockholder approval, the
Company will file with the SEC a preliminary proxy statement, a definitive proxy statement and other relevant materials that will contain important information about the
Merger. Investors and security holders of the Company are urged to read the proxy statements and any other relevant materials filed by the Company because they contain, or will contain, important information about the Company and the Merger. All documents filed by the Company with the SEC, may be obtained for free at the SEC’s website at www.sec.gov. In addition, the documents filed with the SEC by the Company may be obtained free of charge by directing such request to: Ian Halifax, Micromuse
Investor Relations, 415-568-9909 or from the Company’s website at
www.micromuse.com. Such documents are not currently available.
> The Company and its executive officers and directors may be deemed to be participants in the solicitation of proxies from the Company stockholders in favor of the Merger.
Information about the executive officers and directors of the Company and their ownership of the Company’s common stock is set forth in the proxy statement for the
Company’s 2004 Annual Meeting of Stockholders, which was filed with the SEC on
December 21, 2004, and in Item 10 of the Company's Form 10-K which was filed with the
SEC on December 14, 2005. Investors and security holders may obtain more detailed information regarding the direct and indirect interests of the Company and its respective executive officers and directors in the Merger by reading the preliminary and final proxy statements regarding the Merger, which will be filed with the SEC.

3 Copyright © 2005 Micromuse Inc. All rights reserved.
Discussion Outline
>
Micromuse and IBM Tivoli are joining forces
>
What it means for you and your customers
>
Where you and your customers will enjoy “multiplier effects”
>
A bit more detail about IBM Tivoli and IBM partner programs
>
Summary:  Why this acquisition is a “win” for you

4 Copyright © 2005 Micromuse Inc. All rights reserved.
Top Takeaways
>
You are central to Micromuse’s
and
to IBM Tivoli’s solutions
delivery and business scaling plans
>
IBM Tivoli is a highly partner-centric and partner-friendly
organization; they are thrilled with the depth, breadth, and competence of Micromuse’s partner community
>
Your investments in us (and your customers’ investments) will be protected; IBM Tivoli intends to mainstream an extremely broad set of capabilities across the Netcool suite
>
You will enjoy many product benefits and multipliers, due to the combined breadth of the Micromuse, IBM Tivoli, and broader IBM software product lines

5 Copyright © 2005 Micromuse Inc. All rights reserved.
Micromuse and IBM Tivoli Are Joining Forces
> Headquartered in Austin, Texas; ~3,250
employees worldwide
> Part of IBM’s Software Group; ~40,000
employees worldwide
> 2,000+ business partners, extremely
partner-friendly culture
> 22,000 Tivoli software customers worldwide
> Many customers in common with
Micromuse (especially in financial services)
> Market share leader in Enterprise Systems
Management for four years in a row
(Gartner, June 2005)
“Of the Big Four vendors in 2005 [HP, BMC, CA, and IBM Tivoli], only
Computer Associates and IBM Tivoli will be members of the Big Four in
2008 (0.7 probability).” (Gartner, December 2005)
> Headquartered in San Francisco, CA;
~650 employees worldwide
> 24 offices worldwide
> Extensive product portfolio under
flagship Netcool® brand
> More than 1,800 customers sold
worldwide
> Customer base includes 14 of the top
20 companies in the Fortune 500 and
the 20 largest telecommunications
carriers worldwide
> Worldwide direct sales and partner
ecosystem with deep network
management experience

6 Copyright © 2005 Micromuse Inc. All rights reserved.
Tivoli Software At-a-Glance
> Focus on systems, storage, and security management software to deliver comprehensive IT Service Management (ITSM)
> Systems Management Market Opportunity: $24B, 6% CGR*
> 3,250 Tivoli employees worldwide and 1,200+ geography sales coverage
> Americas: Austin, TX; Raleigh, NC; Los Angeles, CA; San Jose, CA; Tucson, AZ;
Toronto, ON
> EMEA: Rome, Italy; Boeblingen, Germany; Hursley, UK; Krakow, Poland
> AP: India, China, Australia
> 8 strategic acquisitions to boost strengths in key areas in the last 3 years:
> Access360 (Security Mgmt)
> TrelliSoft (Storage Mgmt)
> MetaMerge (Meta-Directory)
> Think Dynamics (Orchestration and Provisioning)
> Candle (Availability and Performance Mgmt)
> Cyanea (Application Mgmt)
> Isogon (Software Asset Mgmt)
> Collation (Application Discovery and Dependency Mapping)
> Since 1996, IBM has done 15 acquisitions in these segments, including Tivoli
SOURCE: IBM, DEC 2005.

VARBusiness

ARC
ANNUAL REPORT CARD

CRN
2003 TOP 25 EXECUTIVES
NO. 1
SAMPALMISANO

7 Copyright © 2005 Micromuse Inc. All rights reserved.
IBM’s Strong Relationship with Partners Drives Significant
Revenue - our Leadership is Recognized in the Industry
IBM Business Partners
IBM Business Partners
Contributed
Contributed
Over 30% of IBM Revenue
Over 30% of IBM Revenue
–
–
More Than
More Than
$32,000,000,000+
$32,000,000,000+
in 2004
in 2004
A Leader in Building Strong Partnerships
ISVs
–
100+ Global ISVs
–
2,000+ Regional ISVs
System Integrators
–
75+ Global SIs
–
2,300+ Regional SIs
Resellers
–
2,500+ Value Added Resellers
–
1,000+ Software Resellers
IBM eServer ranked #1 in
Midrange Servers 5
th
year in a
row ranked 2
nd
in the same
category – its highest score ever
IBM TotalStorage received first
time win in Network Storage
category

Business 2003
ARC
ANNUAL REPORT CARD
WINNER
Business 2004
ARC
ANNUAL REPORT CARD
WINNER
siness 2005
WINNER

CHANNEL
CRN
2003
CHAMPIONS
CHANNEL
CRN
2004
CHAMPIONS
CHANNEL
CRN
2005
CHAMPIONS

8 Copyright © 2005 Micromuse Inc. All rights reserved.
Partners Recognize Tivoli’s Commitment
VARBusiness Annual Report Card Survey
Enterprise Storage Management Software Category
Ranked #1 by Top U.S. Storage Business Partners
2004, 2005: #1 in Product Innovation, Support and Partnership
2004, 2005: Margin of 10 points over nearest competitor
Computer Resellers News Channel Champions
2003 and 2005: Enterprise Storage Management Software Category
2004 and 2005: Enterprise Network Management Software Category
Ranked #1 by Publication Readership
SOURCE: IBM, DEC 2005.

9 Copyright © 2005 Micromuse Inc. All rights reserved.
What This Announcement Means for You
>
On December 21, 2005, we announced that our two companies
have entered into a “definitive agreement” for IBM to acquire
Micromuse:
> Following this announcement, we enter a period of several weeks during which our two companies will be working hard to complete or “close” the acquisition
> As with all acquisitions of public companies, this one is subject to both shareholder and regulatory approval
> We are targeting the acquisition to close within 60 to 90 days, after which time Micromuse will become an operational unit within the IBM Tivoli software unit

10 Copyright © 2005 Micromuse Inc. All rights reserved.
Continuing Strong Support and
Smooth Migration Experience
>
Until the acquisition closes, it is “business as usual” at Micromuse;
our channel partners should continue to focus on closing Q1
opportunities … and we are here to help!
>
Between now and the acquisition close:
> IBM and Micromuse to operate as independent companies
> You will continue reselling and implementing Micromuse technology through existing agreements
> Our sales, service, support, and finance functions will continue to operate normally during and immediately after the close period
> Our pricing, licensing, and other online support systems will continue to operate normally during and immediately after the close period
> Your current Micromuse account team will continue to be your primary interface, during and immediately after the close period; gradual integration with IBM Tivoli will broaden “touchpoints” and enhance your partnering experience
> Micromuse Channel Partners will continue to benefit from the high-touch relationships they have come to expect

11 Copyright © 2005 Micromuse Inc. All rights reserved.
Long-Term Operational Continuity and
Expanded Market Opportunities
>
Beyond
the acquisition close:
> Micromuse Reseller Channel Partners will continue to play a key role in delivering solutions to solve:
> The broad management challenges associated with complex IT infrastructures
> The rapid convergence and implementation of IP-based services and next generation networks
> IBM highly values the Micromuse relationships and intends to allocate resources committed to your success
> As an IBM Tivoli Business Partner, you can:
> Opt to sell, consult, implement and integrate the combined portfolio via
IBM Business Partner Programs
> Deliver the most comprehensive, end-to-end IT infrastructure solutions for managing the availability and performance of all layers of the network
> When combined with expertise in IBM’s IT Service Management offerings, provide market-leading management of the entire IT infrastructure – to better serve our joint customers

12 Copyright © 2005 Micromuse Inc. All rights reserved.
What This Means for Your Customers:
IBM Tivoli’s Plans for the Netcool Product Suite
>
Your customers’
existing
and
planned
investments in Micromuse
software will be protected and extended
>
IBM Tivoli intends to mainstream a broad set of our capabilities across the Netcool suite, expected to encompass:
> Netcool/OMNIbus
> Netcool/Monitors
> Netcool/Impact
> Netcool/Precision
> Netcool/RAD
> Netcool/Proviso
> Netcool/NeuSecure

13 Copyright © 2005 Micromuse Inc. All rights reserved.
What This Means for Your Customers:
How IBM Defines Our Value-Add to IBM Tivoli
IT Operational
Management Products
IT Service
Management Platform
IT Process
Management  Products
IBM IT Service Management
Best Practices
Change and Configuration
Management Database
Server, Device
and Network
Management
Storage
Management
Security
Management
Business
Application
Management
Service
Delivery
& Support
Service
Deployment
Information
Management
Business
Resilience
IT CRM &
Business
Management
Provide business service visualization and assurance (Netcool/Monitors, Netcool/RAD)
Simplify the management of complex networks and reduce operations costs (OMNIbus, Precision)
Extend IT process management capability to the network (Precision)
Improve the effectiveness of security operations and security event management (NeuSecure)
Provide carrier-grade performance management (Proviso)
Micromuse brings leading management capabilities, which:
SOURCE: IBM, DEC 2005.

14 Copyright © 2005 Micromuse Inc. All rights reserved.
What This Means for Your Customers:
Additional Product Benefits or “Multipliers”
>
Due to our highly complementary product portfolios, Micromuse customers and partners will enjoy “multiplier effects” and accelerated product delivery in three key areas:
Business and IT Service Management. Tivoli IBM offers
application discovery, business process management (BPEL), and change and configuration management (CCMDB), all critical for IT service management.
Integrated Service Assurance. Tivoli IBM adds provisioning,
configuration management, and storage management to the
equation along with fault, performance, and security management.
Network and IP Convergence Management. Tivoli IBM’s
application discovery, server and storage management,
configuration management, and provisioning capabilities bring many benefits to providers of converged services.

15 Copyright © 2005 Micromuse Inc. All rights reserved.
What Happens Next?
>
Between now and the acquisition close, it is “business as usual”
across all functions here at Micromuse
>
As soon as we leave this meeting, we all
need to focus on supporting
and educating our customers, closing Q1 deals, and conducting normal business operations
>
Meanwhile, your account team here at Micromuse will be working hard with their IBM Tivoli counterparts to conduct integration planning and ensure a smooth transition experience for our operations, our partners, and our customers
>
You will be invited and encouraged to join IBM’s partner programs as soon as you’d like; we are committed to keeping Micromuse’s partner community strong
and successful!!
MICROMUSE CONFIDENTIAL: DO NOT DISTRIBUTE

16 Copyright © 2005 Micromuse Inc. All rights reserved.
Summary: Why This Acquisition is a Win For You
>
Our common cultures -- built on software excellence and customer delight -- will enable rapid organizational integration, smooth and expanded product delivery, and unwavering customer and partner focus
Breadth of IT Service
Management (ITSM) solutions
Strength of vision and ability to
execute
World-class business partner
infrastructure
Dedication to customer success
Award-winning products
Proven market leadership
Strong business partner
community
SOURCE: IBM, DEC 2005.